Income Taxes - Schedule of Net Deferred Tax Asset (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Accrued expenses	$ 1,050	$ 192
Stock compensation	11,094	479
Research credits	2,486	1,939
Net operating loss carryforwards	22,393	12,838
Total gross deferred tax assets	37,023	15,448
Less valuation allowance	35,476	15,151
Total deferred tax assets	1,547	297
Deferred tax liabilities:
Property and equipment	(1,547)	(297)
Total deferred tax liabilities	$ (1,547)	$ (297)